Exhibit 10.2

TAX RECEIVABLE AGREEMENT AMENDMENT NO. 1

This Tax Receivable Agreement Amendment No. 1 (this “Amendment”) is entered into as of December 11, 2020, by and among Pluralsight, Inc., a Delaware corporation (the “Corporation”), Pluralsight Holdings, LLC, a Delaware limited liability company (the “LLC”), and, on behalf of the Members (as defined below), IVP CIF II (PS Splitter), L.P., a Delaware limited partnership (the “Representative”).

RECITALS

WHEREAS, the Corporation, the LLC, the Representative and certain other persons entered into that certain Tax Receivable Agreement, dated as of May 16, 2018 (the “TRA”);

WHEREAS, concurrently herewith, the Corporation, the LLC, Lake Holdings, LP, a Delaware limited partnership (“Parent I”), Lake Guarantor, LLC, a Delaware limited liability company (“Parent II” and together with Parent I, the “Parent Entities”) Lake Merger Sub I, Inc., a Delaware corporation, and Lake Merger Sub II, LLC, a Delaware limited liability company, are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended, modified or restated in accordance with the terms thereof, the “Merger Agreement”);

WHEREAS, the Representative has determined that it is in the best interest of the Members to enter into this Amendment;

WHEREAS, pursuant to Section 7.6(c) of the TRA, the TRA may be amended if approved by each of a majority of the Independent Directors and the Representative;

WHEREAS, pursuant to Section 7.18 of the TRA, the Representative is provided the authority to execute any and all documents on behalf of the Members, including, but not limited to, amending the TRA;

WHEREAS, a majority of the Independent Directors have approved the execution of this Amendment by the Corporation and the LLC and the performance by the Corporation and the LLC of this Amendment and the consummation by the Corporation and the LLC of the transactions contemplated hereby;

WHEREAS, in connection with the consummation of the Mergers or any Acquisition Transaction (each as defined below), the Corporation, the LLC and the Representative, on the Representative’s own behalf and on behalf of the Members, desire to amend the TRA as set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Corporation, the LLC and the Representative, on the Representative’s own behalf and on behalf of the Members, hereby agree as follows:

1.    Amendment of the TRA; Definitions; References. This Amendment shall be deemed an amendment to the TRA and shall become effective and binding upon each of the parties to the TRA in accordance with its terms when executed and delivered by the Corporation, the LLC and the Representative. To the extent there is a conflict or inconsistency between the terms of this Amendment and the terms of the TRA, the terms of this Amendment will control. Unless otherwise specifically defined herein or as may otherwise be specified, each capitalized term used herein (including the preamble and recitals hereto) but not otherwise defined herein shall have the meaning assigned to such term in the TRA. Each reference in the TRA to “this Agreement”, “hereunder”, “hereby”, “hereof” or words of like import shall mean and be a reference to the TRA as amended and supplemented by this Amendment. Each reference in this Amendment to an “Alternative Acquisition Agreement” shall mean and be a reference to any Alternative Acquisition Agreement (as defined in the Merger Agreement), that the Corporation and/or LLC may enter into concurrently with terminating the Merger Agreement (or any alternative Alternative Acquisition Agreement) pursuant to Section 8.1(h) of the Merger Agreement (or any similar provision in any Alternative Acquisition Agreement), including any alternative Alternative Acquisition Agreement to any Alternative Acquisition Agreement. Each reference in this Amendment to the “Mergers” shall mean and be a reference to the “Mergers,” as defined in the Merger Agreement, and shall include any similar such term(s) in any Alternative Acquisition Agreement. Each reference in this Amendment to the “Acquisition Transaction” shall mean and be a reference to an “Acquisition Transaction,” as defined in the Merger Agreement, that is consummated by the Corporation and the LLC pursuant to an Alternative Acquisition Agreement, and shall include any similar such term(s) in any alternative Alternative Acquisition Agreement. Except as expressly modified by this Amendment, prior to the consummation of the Mergers (or any Acquisition Transaction), the TRA shall remain in full force and effect in accordance with its terms, including with respect to any of the Representative’s or Members’ rights or benefits in connection with any Exchange.

2.    Payment. The parties agree that (a) the Corporation shall make payment to each Member listed on Annex A hereof after the consummation of the Mergers (or any Acquisition Transaction), equal to the amount reflected opposite such Member’s name on Annex A of this Amendment under the heading “TRA Payment” (such payments, the “TRA Payments”), and (b) the terms and conditions set forth in Section 5.1 of the TRA shall not be applicable to such payments after the consummation of the Mergers (or any Acquisition Transaction). For each Member for whom the Corporation has (in its books and records or otherwise) or has received wire transfer or other instructions for payment prior to the consummation of the Mergers (or any Acquisition Transaction), the Corporation shall make such payment to such Member on the date of or as promptly as practicable (and in any event within 1 Business Day) after the consummation of the Mergers (or any Acquisition Transaction). For each Member for whom the Corporation receives wire transfer or other instructions for payment after the consummation of the Mergers (or any Acquisition Transaction), the Corporation shall make such payment to such Member as promptly as practicable (and in any event within 5 Business Days) after the receipt by the Corporation of such wire transfer or other instructions for payment for such Member. Prior to and, to the extent necessary, following the Closing (as defined in the Merger Agreement or any Alternative Acquisition Agreement), the Corporation will use commercially reasonable efforts to obtain, and the Representative, upon reasonable request by the Corporation, will cooperate with the Corporation in obtaining, the wire or other instructions for the payment of the TRA Payments, and the Corporation shall make such payments by wire transfer of immediately available funds, or otherwise, in accordance with such instructions. The Representative agrees that the payment obligations set forth in this Section 2 replace, and supersede, in all respects the obligations (including any notice or other delivery obligations) set forth in Article III and Article

IV of the TRA in respect of the Merger Agreement (or any Alternative Acquisition Agreement), the Mergers (or any Acquisition Transaction) or any Exchange, and none of the Corporation, the LLC or any other Person shall have any other payment obligations to any Members (in their capacity as such) pursuant to the TRA other than to the extent contemplated by Section 5.2 of the TRA (for the avoidance of doubt, the foregoing shall not limit obligations pursuant to Sections 4 and 5 of this Amendment or Section 7.18 of the TRA). For the avoidance of doubt, the TRA Payments constitute the Early Termination Payment with respect to the Mergers and any Acquisition Transaction. For the avoidance of doubt, solely for tax purposes, the payments contemplated hereunder, other than any amounts required by law to be treated as imputed interest as reasonably determined by the Corporation, are intended to be treated as subject to Section 741 of the Code, and none of the Corporation, the Representative, any of their respective Affiliates or any of the Members, will take a position for tax reporting purposes inconsistent therewith, except upon a “determination” within the meaning of Section 1313(a) of the Code (or comparable determination by an applicable taxing authority).

3.    Amendment Termination. This Amendment shall terminate and be of no force and effect (except for Sections 4 and 5, which shall survive such termination) upon the termination of the Merger Agreement (or any Alternative Acquisition Agreement) pursuant to its terms; provided, however, that if the Merger Agreement (or any Alternative Acquisition Agreement) is terminated pursuant to Section 8.1(h) of the Merger Agreement (or any similar such provision in any Alternative Acquisition Agreement) in order for the Corporation to enter into an Alternative Acquisition Agreement (or any alternative Alternative Acquisition Agreement to any such Alternative Acquisition Agreement) to consummate an Acquisition Transaction concurrently with such termination, this Amendment shall not terminate and shall continue in full force and effect unless or until the termination of any such Alternative Acquisition Agreement (except for Sections 4 and 5, which shall survive such termination). For the avoidance of doubt, the termination of this Amendment shall not by itself constitute a termination of the TRA. In the event that this Amendment is terminated in accordance with this Section 3, the TRA shall continue in full force and effect without giving effect to this Amendment. For the avoidance of doubt, this Amendment, including Section 6 hereof (except for Sections 4 and 5, which shall survive such termination) shall be void ab initio upon termination of this Amendment.

4.    Indemnification.

(a) The Corporation and the LLC acknowledge Section 7.18 of the TRA and agree that such section shall apply to, and not be limited by, this Amendment and the contemplated transactions. For clarity and without limiting the generality of the foregoing, the Corporation and the LLC acknowledge the reimbursement obligations in such section and limitations of liability of the Covered Persons under such section. To the fullest extent permitted by law, the Corporation and the LLC (each an “Indemnifying Party”) shall indemnify and hold harmless the Covered Persons if any Covered Person is, or is threatened to be made, a party to or a participant in any Proceeding arising out or relating to the Representative’s negotiation, execution and delivery of this Amendment and the transactions contemplated hereby (a “Claim”), against all Expenses, losses, liabilities and damages, including, without limitation judgments or fines against any Covered Person and settlement amounts to the extent consented to in advance by the Corporation (not to be unreasonably withheld, conditioned or delayed), paid or payable by a Covered Person with respect thereto; provided that the Corporation and the LLC shall not be obligated to indemnify and hold harmless any Covered Person in the event of any action or omission to the extent constituting, with respect to any Covered Person, willful misconduct or fraud, nor indemnify and hold harmless hereunder any Covered Person in respect of a Proceeding between Covered Persons or by any equityholder, limited partner, manager or Affiliate of a Covered Person (for the avoidance of doubt, the Corporation and the LLC are not Affiliates of a Covered Person). “Proceeding” means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or proceeding, whether of a civil, criminal, administrative or investigative nature, including any appeal therefrom, in which a Covered Person was, is or will be involved as a party, a potential party, a non-party witness or otherwise. “Expenses” include all reasonable, documented and actually incurred out-of-pocket attorneys’ fees, retainers, court costs, transcript costs, fees and costs of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses also include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond or other appeal bond or their equivalent and (ii) subject to the limitations of Section 5, Expenses incurred by any Covered Person in connection with the enforcement or defense of such Covered Person’s rights under this Amendment. Expenses, however, shall not include amounts paid in settlement by any Covered Person or the amount of judgments or fines against any Covered Person.

(b) Any Covered Person against whom any Claim is asserted in writing will provide the Corporation with prompt written notice of any such Claim, setting forth such Claim in reasonable detail based on the facts then known by the Covered Person, together with a copy of all papers served with respect to that Claim (if any). The failure to provide prompt notice of a Claim under this Amendment shall not affect the Indemnifying Party’s obligations under this Section 4, except to the extent the Indemnifying Party is materially prejudiced by such failure to provide prompt notice.

(c) In the event the Corporation and the LLC may be obligated to make any indemnity in connection with a Proceeding, the Corporation shall be entitled to assume the defense of such Proceeding with counsel approved by such Covered Person, which approval shall not be unreasonably withheld, conditioned or delayed, upon the delivery to such Covered Person of written notice of its election to do so. After delivery of such notice, approval of such counsel by such Covered Person and the retention of such counsel by the Corporation, the Corporation will not be liable to such Covered Person for any fees or expenses of counsel subsequently incurred by such Covered Person with respect to the same Proceeding. Notwithstanding the Corporation’s assumption of the defense of any such Proceeding, the Corporation shall be obligated to pay the fees and expenses of such Covered Person’s separate counsel to the extent (i) the employment of separate counsel by such Covered Person is authorized in writing by the Corporation, (ii) counsel for the Corporation or such Covered Person shall have reasonably concluded that there is a conflict of interest between the Corporation and such Covered Person in the conduct of any such defense such that Covered Person needs to be separately represented, (iii) the Corporation is not financially or legally able to perform its indemnification obligations, or (iv) the Corporation shall not have retained, or shall not continue to retain, counsel to defend such Proceeding. Regardless of any provision in this Agreement, a Covered Person shall have the right to employ counsel in any Proceeding at a Covered Person’s personal expense.

(d) A Covered Person shall give the Corporation such information and cooperation in connection with the Proceeding as may be reasonably appropriate.

(e) The Corporation shall not be liable to indemnify a Covered Person for any settlement of any Proceeding (or any part thereof) without the Corporation’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

(f) The Corporation shall not settle any Proceeding (or any part thereof) in a manner that imposes any penalty or liability on a Covered Person without such Covered Person’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

5.    Advancement of Expenses. The Corporation shall advance the Expenses incurred by a Covered Person in connection with any Proceeding prior to its final disposition, and such advancement shall be made as soon as reasonably practicable, but in any event no later than 90 days, after the receipt by the Corporation of a written statement or statements requesting such advances from time to time (which shall include invoices received by such Covered Person in connection with such Expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditure made that would cause any Covered Person to waive any privilege accorded by applicable law shall not be included with the invoice). Advances shall be unsecured and interest free and made without regard to Covered Person’s ability to repay such advances. Each Covered Person hereby undertakes to repay any advance to the extent that it is ultimately determined that such Covered Person is not entitled (i) to be indemnified by the Corporation and the LLC; or (ii) in the case of Section 4(a)(ii), to the rights asserted in the enforcement or defense, and no other form of undertaking shall be required other than the execution of this Amendment. This Section 5 shall not apply to the extent advancement is prohibited by law and shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is not available under this Amendment to the extent of any Covered Person having engaged in fraud or willful misconduct as determined by a final non-appealable order of a court of competent jurisdiction.

6.    Release.

(a) In accordance with Section 7.18 of the TRA, the Representative, on the Representative’s own behalf and on behalf of the Members, hereby agrees that, the payment by the Corporation of the TRA Payments is in full satisfaction of any and all payment obligations of the Corporation or the LLC under the TRA, and releases the Corporation and the LLC from any other obligation to make payments pursuant to the TRA other than to the extent contemplated by Section 5.2 of the TRA (for the avoidance of doubt, the foregoing shall not limit obligations pursuant to Sections 2, 4 and 5 of this Amendment or Section 7.18 of the TRA).

(b) The Members signatory to this Amendment and the Representative (the “Signatory Members”) acknowledge Section 7.18 of the TRA (including, for the avoidance of doubt, subsection (x) therein) and agree that such section shall apply to, and not be limited by, this Amendment. Each Signatory Member, on behalf of itself and its Affiliates and their respective successors and assigns, hereby (i) agrees that the payment by the Corporation of the TRA Payments is in full satisfaction of any and all payment obligations of the Corporation or the LLC under the TRA, and releases the Corporation and the LLC from any other obligation to make payments pursuant to the TRA other than to the extent contemplated by Section 5.2 of the TRA (for the avoidance of doubt, the foregoing shall not limit obligations pursuant to Section 2, 4 and 5 of this Amendment or Section 7.18 of the TRA) and (ii) irrevocably waives, acquits, remises, discharges and forever releases each of the Corporation, the LLC and each of their respective Affiliates (collectively, the “Corporation Released Parties”) and each Covered Person from and against any and all liabilities and obligations of any kind or nature whatsoever arising with respect to the TRA or this Amendment other than with respect to the TRA Payments and to the extent contemplated by Section 5.2 of the TRA (for the avoidance of doubt, the foregoing shall not limit obligations pursuant to Section 2, 4 and 5 of this Amendment or Section 7.18 of the TRA), whether absolute or contingent, liquidated or unliquidated, known or unknown, matured or unmatured or determined or determinable, and whether arising under any applicable law, contract, agreement, arrangement, commitment, undertaking or understanding, whether written or oral or otherwise at law or in equity, and each of the Signatory Members, on behalf of itself and its Affiliates and their respective successors and assigns, further covenants that it shall not institute or participate in any administrative proceeding, suit or action, at law or in equity, against any Corporation Released Party or any Covered Person by reason of any Claim released in this Section 6. It is understood and agreed that the Corporation Released Parties may plead and invoke the releases provided in this Amendment as a defense to any Claims released in this Section 6 brought by the Signatory Members. Each Signatory Member, on behalf of itself and its Affiliates and their respective successors and assigns, expressly waives and releases any and all rights and benefits under Section 1542 of the Civil Code of the State of California (or any similar law), which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

7.    Transfers. The Representative, on the Representative’s own behalf, and each Signatory Member agrees that, notwithstanding anything to the contrary in the TRA, prior to a valid termination of the Merger Agreement in accordance with the terms thereof, no Signatory Member may effect an Exchange or Transfer of any TRA Interests to any Person, other than one or more bona fide charitable contributions that do not exceed $1,000,000 in the aggregate per Signatory Member and its Affiliates (other than the Corporation and the LLC and their Subsidiaries), collectively (it being understood that the foregoing exception will not limit obligations or restrictions under any voting or support agreement entered into in connection with the Mergers to which such Signatory Member is a party).

8.    Representation and Warranty of the Corporation and LLC. The Corporation and LLC represent and warrant to the Representative that the execution and delivery by the Corporation and the LLC of this Amendment have been duly and validly authorized by all necessary corporation action on the on the part of the Corporation and all necessary limited liability company action on the part of the LLC.

9.    Representation and Warranty of the Representative. The Representative represents and warrants to the Corporation and the LLC that the execution and delivery by the Representative of this Amendment have been duly and validly authorized by all necessary organizational action on the part of the Representative.

10.    Tax Matters.

(a) Following the Closing, the Corporation shall cause the LLC to, at its expense, prepare or cause to be prepared and file or cause to be filed any Tax Returns (as defined in the Merger Agreement or any Alternative Acquisition Agreement) required to be filed by it for any taxable period beginning on or before the Closing date (such period, a “Pre-Closing Tax Period”) to the extent that (i) the LLC is treated as a pass-through entity for purposes of such Tax Return and (ii) the results of operations reflected on such Tax Returns are also reflected on the Tax Returns of the beneficial owners of the LLC (such Tax Return, a “Pre-Closing Tax Return”). All Pre-Closing Tax Returns of the LLC shall be prepared, and any positions and elections relating thereto made, in a manner consistent with the prior practice of the LLC, except as otherwise required by law.

(b) Following the Closing, except as may otherwise be required by law, the Corporation and its Subsidiaries shall not, without the prior written consent of the Representative (not to be unreasonably withheld, conditioned or delayed) (i) file an amended Pre-Closing Tax Return with respect to the LLC for any Pre-Closing Tax Period, (ii) change any method of accounting for the LLC with respect to a Pre-Closing Tax Period that would require the LLC to file an amended Pre-Closing Tax Return or (iii) make any income tax election with retroactive effect to a Pre-Closing Tax Period that would require the LLC to file an amended Pre-Closing Tax Return, in each case, if such action would reasonably be expected to result in a disproportionate and material adverse impact on all of the Members (other than the Corporation and its Subsidiaries) relative to the Corporation and its Subsidiaries.

(c) The Corporation and its Subsidiaries shall not cause the LLC to elect to be classified as a corporation for U.S. federal income Tax purposes effective prior to the date of the Closing.

11.    Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by electronic mail (delivery receipt requested) or by certified or registered mail (postage prepaid, return receipt requested) at the following addresses (or at such other address for a Person as shall be as specified in a notice given in accordance with this Section 10). All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the Person to receive such notice:

If to the Corporation or to the LLC (prior to the Mergers), to:

Pluralsight, Inc.

42 Future Way

Draper, UT 84020

Attn:    Matthew Forkner

Email: matthew-forkner@pluralsight.com

with a copy (which shall not constitute notice to the Corporation or the LLC) to:

Wilson Sonsini Goodrich & Rosati P.C.
650 Page Mill Road
Palo Alto, California 94304
Attn:	Allison Spinner
Adam Bloom
Email:	aspinner@wsgr.com
abloom@wsgr.com

If to the Corporation or to the LLC (following to the Mergers), to:

Pluralsight, Inc.
42 Future Way
Draper, UT 84020
Attn:	Matthew Forkner
Email:	matthew-forkner@pluralsight.com

with a copy (which shall not constitute notice to the Corporation or the LLC) to:

c/o Vista Equity Partners Management, LLC
Four Embarcadero Center, 20th Floor
San Francisco, CA 94111
Attention:	Maneet S. Saroya
Adrian R. Alonso
Christina Lema
Email:	msaroya@vistaequitypartners.com
aalonso@vistaequitypartners.com
clema@vistaequitypartners.com

and

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attn:	Daniel E. Wolf, P.C.
David M. Klein, P.C.
Email:	daniel.wolf@kirkland.com
dklein@kirkland.com

and

Kirkland & Ellis LLP
555 California Street
San Francisco, California 94104
Attn:	Stuart E. Casillas, P.C.
Nathan J. Davis
Email:	stuart.casillas@kirkland.com
nathan.davis@kirkland.com

If to the Representative (on behalf of the Members):

c/o Insight Partners
1114 Avenue of the Americas, 36th Floor
New York, NY 10036
Attention:	Andrew Prodromos
Email:	aprodromos@insightpartners.com

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099
Attention:	Morgan Elwyn, Esq.
Email:	melwyn@willkie.com
Fax:	(212) 728-9981

To the Persons signing acknowledgments, at the address or e-mail address set forth in the books and records of the Corporation.

Any Person may change its address or e-mail address by giving the Representative, the Corporation and the LLC written notice thereof in the manner set forth above.

12.    Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

13.    Entire Agreement; Third Party Beneficiaries. The TRA and this Amendment constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties to the TRA with respect to the subject matter hereof. This Amendment shall be binding upon and inure solely to the benefit of the parties to the TRA and their respective successors and permitted assigns, and nothing in this Amendment, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Amendment; provided that the Parent Entities shall be express third party beneficiaries of Section 15 entitled to specifically enforce such sections in accordance with their terms.

14.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction.

15.    Severability. If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

16.    Assignment; Amendments; Successors; Waiver.

(a) No party to the TRA may assign any of its rights or obligations under this Amendment to any Person (other than the Corporation to any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation) without the prior written consent of the Corporation, the LLC and the Representative (and any purported assignment without such consent shall be null and void).

(b) Prior to the Mergers, no provision of this Amendment may be amended unless such amendment is approved in writing by each of a majority of the Independent Directors and the Representative, in which case such amendment shall be permitted. No provision of this Amendment may be waived unless such waiver is in writing and signed by the Person against whom the waiver is to be effective. Notwithstanding the foregoing, (i) prior to a valid termination of the Merger Agreement in accordance with the terms thereof, no provision of this Amendment or the TRA may be amended, modified or waived unless such amendment, modification or waiver is approved in writing by the Parent Entities, in which case such amendment shall be permitted and (ii) from and after the Mergers, no provision of this Amendment or the TRA may be amended, modified or waived unless such amendment, modification or waiver is approved in writing by the Representative and the Corporation, in which case such amendment shall be permitted.

(c) The Corporation shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, by written agreement, expressly to assume and agree to perform this Amendment in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

(d) No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Amendment, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

17.    Titles and Subtitles. The titles of the sections and subsections of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

18.    Resolution of Disputes.

(a) Any and all disputes which cannot be settled amicably, including any ancillary claims of any of the parties to the TRA, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Amendment (including the validity, scope and enforceability of this arbitration provision) (each a “Dispute”) shall be finally resolved by arbitration in accordance with the International Institute for Conflict Prevention and

Resolution Rules for Administered Arbitration (the “Rules”) by three arbitrators, of which the Corporation shall appoint one arbitrator and the Members party to such Dispute shall appoint one arbitrator in accordance with the “screened” appointment procedure provided in Rule 5.4. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq., and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of the arbitration shall be Farmington, Utah.

(b) Notwithstanding the provisions of paragraph (a), any party to the TRA may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling another such party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (b), each of the Corporation and the Representative (on behalf of the Members) (i) expressly consents to the application of paragraph (c) of this Section 17 to any such action or proceeding, and (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Amendment would be difficult to calculate and that remedies at law would be inadequate.

(c) The Corporation and the Representative (on behalf of the Members) each irrevocably consents to service of process by means of notice in the manner provided for in Section 10. Nothing in this Amendment shall affect the right of any party to serve process in any other manner permitted by law.

(d) THE CORPORATION AND THE REPRESENTATIVE (ON BEHALF OF THE MEMBERS) EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

[Signature Page Follows]

IN WITNESS THEREOF, the undersigned have executed this Amendment as of the day and year first above written.

Pluralsight, Inc.
a Delaware corporation

By:	/s/ Aaron Skonnard
Name:	Aaron Skonnard
Title:	Chief Executive Officer

Pluralsight Holdings, LLC,
a Delaware limited liability company

By:	Pluralsight, Inc., a Delaware corporation
Title:	Manager

By:	/s/ Aaron Skonnard
Name:	Aaron Skonnard
Title:	Chief Executive Officer

REPRESENTATIVE

IVP CIF II (PS SPLITTER), L.P.
a Delaware limited partnership

By:	Insight Venture Associates Coinvestments II, L.P.

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Signatory

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS:

IVP CIF II (PS SPLITTER), L.P. a Delaware limited partnership

By:	Insight Venture Associates Coinvestment II, L.P.

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Signatory

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN INDIVIDUAL):

By:	/s/ Arne Duncan
Name:	Arne Duncan

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN INDIVIDUAL):

By:	/s/ Aaron Skonnard
Name:	Aaron Skonnard

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN ENTITY):

SKONNARD CONSULTING, INC.

By:	/s/ Aaron Skonnard
Name:	Aaron Skonnard
Title:	Chief Executive Officer

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN ENTITY):

THE SKONNARD FAMILY GRAT 2021

By:	/s/ Aaron Skonnard
Name:	Aaron Skonnard
Title:	Trustee

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN INDIVIDUAL):

By:	/s/ Brad Rencher
Name:	Brad Rencher

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN ENTITY):

CENTERPINE LLC

By:	/s/ Bradley Rencher
Name:	Bradley Rencher
Title:	Manager

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN ENTITY):

FREDERICK A. ONION REVOCABLE TRUST

By:	/s/ Frederick Onion
Name:	Frederick Onion
Title:	Co-Trustee

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN ENTITY):

ONION CONSULTING, INC.

By:	/s/ Frederick Onion
Name:	Frederick Onion
Title:	President

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN ENTITY):

BEAR MOUNTAIN RANCH ASSET
MANAGEMENT, LLC

By:	/s/ Gary Crittenden
Name:	Gary Crittenden
Title:	Managing Member

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN INDIVIDUAL):

By:	/s/ Gary Crittenden
Name:	Gary Crittenden

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN ENTITY):

BUDGE FAMILY TRUST

By:	/s/ James Budge
Name:	James Budge
Title:	Trustee

By:	/s/ Lisa Budge
Name:	Lisa Budge
Title:	Trustee

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN INDIVIDUAL):

By:	/s/ James Budge
Name:	James Budge

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN ENTITY):

KAREN A TERRELL LIVING TRUST

By:	/s/ Karenann Terrell
Name:	Karenann Terrell
Title:	Trustee

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN INDIVIDUAL):

By:	/s/ Karenann Terrell
Name:	Karenann Terrell

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN ENTITY):

AREO VENTURES, LLC

By:	/s/ Scott Dorsey
Name:	Scott Dorsey
Title:	Manager

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN INDIVIDUAL):

By:	/s/ Scott Dorsey
Name:	Scott Dorsey

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN ENTITY):

THE TRUE NORD TRUST

By:	/s/ Stephen Sargent
Name:	Stephen Sargent
Title:	Trustee

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN INDIVIDUAL):

By:	/s/ Tim Maudlin
Name:	Tim Maudlin

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN ENTITY):

TIMOTHY I. MAUDLIN REVOCABLE TRUST

By:	/s/ Tim Maudlin
Name:	Tim Maudlin
Title:	Trustee

BY SIGNING BELOW, THE SIGNATORY MEMBERS ACKNOWLEDGE, AGREE AND ACCEPT THE TERMS AND PROVISIONS OF THIS AMENDMENT (INCLUDING SECTION 6 (RELEASE)):

MEMBERS (IF AN ENTITY):

JANICE K. MAUDLIN REVOCABLE TRUST

By:	/s/ Tim Maudlin
Name:	Tim Maudlin
Title:	Trustee

By:	/s/ Janice Maudlin
Name:	Janice Maudlin
Title:	Trustee